UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Vote in Person at the Meeting* May 5, 2023 10:00 AM HST American Savings Bank Campus 300 N. Beretania St., 7th Floor Kākou 1 and 2 Honolulu, HI 96817 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98468-P86219 BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC. P.O. BOX 1342 EDGEWOOD, NY 11717 HAWAIIAN ELECTRIC INDUSTRIES, INC. You invested in HAWAIIAN ELECTRIC INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy. 2023 Annual Meeting Vote by May 4, 2023 11:59 PM ET. For shares held in a Plan, vote by May 2, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D98469-P86219 1. Elect Ten Directors: Nominees: 1c. Richard J. Dahl 1a. Thomas B. Fargo 1d. Elisia K. Flores 2. Advisory vote to approve the compensation of HEI’s named executive officers. 1b. Celeste A. Connors 1e. Peggy Y. Fowler 3. Advisory vote on the frequency of future advisory votes on HEI’s executive compensation. 1f. Micah A. Kāne 4. Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2023. 1g. Michael J. Kennedy 1h. Yoko Otani 1i. William James Scilacci, Jr. 1j. Scott W. H. Seu For For For For For For For For For For For For 1 Year